Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
MUFG Securities Americas Inc.
Mizuho Securities USA LLC
TD Securities (USA) LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2021-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “MBALT 2021-A_KPMG AUP prel_Data Tape.xlsx” provided by the Company on November 5, 2020 (the “Data File”), containing certain information related to 46,419 motor vehicle leases secured by Mercedes-Benz automobiles as of October 31, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Lease Trust 2021-A. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of motor vehicles by lessees of Mercedes-Benz passenger cars and sport utility vehicles.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

•	The term “Modification Letter” means the document, provided to us by the Company, containing the updated terms of the Lease Contract, as applicable.

•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases.

•	The term “ACE” means the Company’s system used to track credit scores related to its operating Leases.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit C.

•	The term “Lease File” means any file containing some or all of the following documents: Lease Contract, Modification Letter, and various screenshots contained within ALFA and ACE.

We were instructed by the Company to perform the following agreed-upon procedures on the Leases in the Data File.

A.
We randomly selected a sample of 100 Leases from the Data File as instructed by the Company (the “Sample Leases”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we recomputed or compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Lease File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the Lease File documents or the inability to agree the indicated information from the Data File to the Lease File, utilizing the Instructions, for each of the specified attributes constituted an exception. The Lease File documents are listed in the order of priority until such attribute was agreed.

Attributes	Lease File/ Instructions

Adjusted Capitalized Cost	Lease Contract, Modification Letter

Original Start Date	Lease Contract

Maturity Date	Lease Contract, Modification Letter, and Instructions

New/Used	Lease Contract and Instructions

Original Term	Lease Contract

Current Remaining Term (Recomputed Current Remaining Term)	ALFA and Instructions

Contract Residual	Lease Contract

State of Origination	ALFA and Instructions

Base Rent Payment	Lease Contract, Modification Letter

Vehicle Model Class	Lease Contract and Instructions

Vehicle Model Year	Lease Contract

2

Attributes	Lease File/ Instructions

FICO Score	ACE and Instructions

Subvented Status	ALFA and Instructions

Co-Lessee Present Indicator	ACE

Current Delinquency Status	ALFA and Instructions

The information regarding the Sample Leases in the Data File was found to be in agreement with the respective information in the Lease Files, except as listed in Exhibit B. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File and Lease Files, and Instructions provided by the Company, without verification or evaluation of such information or Instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reasonableness of the information and Instructions provided by the Company, (iii) the reliability or accuracy of the Lease Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
December 21, 2020

3

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	45196	35	32302	69	15802
2	44918	36	32786	70	14697
3	44430	37	31565	71	13927
4	44397	38	31212	72	12005
5	44226	39	30374	73	13639
6	43886	40	30288	74	11265
7	43718	41	30370	75	10993
8	43241	42	29203	76	10959
9	42761	43	27878	77	10510
10	42293	44	27662	78	8693
11	41440	45	27620	79	10415
12	41267	46	26925	80	10841
13	40684	47	26225	81	8932
14	40135	48	25743	82	7355
15	39761	49	25543	83	6545
16	39780	50	25528	84	8071
17	39083	51	25127	85	6787
18	37879	52	25466	86	6685
19	37814	53	23544	87	5661
20	37451	54	22846	88	4449
21	38745	55	23408	89	4236
22	37489	56	22326	90	4809
23	36319	57	22459	91	3372
24	35982	58	21128	92	4149
25	36127	59	21722	93	2864
26	35685	60	21613	94	3215
27	35355	61	21883	95	3062
28	35202	62	21291	96	2131
29	35214	63	18919	97	1517
30	34239	64	17807	98	577
31	34204	65	17103	99	536
32	33378	66	16176	100	512
33	32630	67	13471
34	32655	68	13257

(*)	The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List

Sample Lease Number	Lease Number	Attribute	Per Data File	Per Lease File

88	4449	Contract Residual	$26,032.95	$26,033.97

Exhibit C
Attribute Instructions

Attribute	Instructions

Maturity Date
If the Maturity Date stated in the Data File did not agree to the Maturity Date listed in the respective Lease Contract or Modification Letter, we were instructed by the Company to consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Data File was the same as the day of the month for Original Start Date in the Data File, and ii) the difference between Maturity Date in the Data File and Maturity Date in the Lease Contract was within two (2) days.

New/Used	We were instructed by the Company to consider “Pre-owned” stated on the Lease Contract to be “Used.”

Current Remaining Term (Recomputed Current Remaining Term)
We were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

i.     Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date. We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

ii.    If the “Receivables” screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in step (i) above to obtain the Current Remaining Term.

iii.   If the Paid-Through Date was on the 1st of each month, add one (1) to the number of payments calculated in the steps (i) or (ii) above, as applicable, to obtain the Current Remaining Term.

iv.   If the Sample Lease was subject to lease payment deferral (identified by a numerical value in the “O_DeferralNumber” field or a date in the “O_DeferNewRentDate” field of the Data File), we were instructed by the Company to subtract the number of lease payment deferrals listed on the “Customer Payments” screen in ALFA from the number of payments calculated in steps (i), (ii), or (iii) above, as applicable, to obtain the Recomputed Current Remaining Term.

State of Origination
We were instructed by the Company to consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, we were instructed to consider the state with the most recent date to be the State of Origination.

Vehicle Model Class
If the Vehicle Model Class stated in the Data File did not agree to the Vehicle Model Class listed in the Lease Contract, we were instructed by the Company to compare the Vehicle Model Class stated in the “Description” line on the “Asset Details” screen in ALFA or the ”Model” line on the “Asset” screen in ALFA.

FICO Score
If the FICO Score stated in the Data File did not agree to the FICO Score listed on the ACE screen, we were instructed by the Company to compare the FICO Score using the Co-Borrower’s “CS score” on the ACE screen.

Subvented Status
We were instructed by the Company to consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Data File, as follows:

•      “Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy.

•        “N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy.

•       “Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy.

•       “N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.

We were instructed by the Company to consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. We were instructed by the Company to consider a Sample Lease to have a Residual Subsidy if we identified a “RVE Percentage” in the “Subsidy” line on the “Miscellaneous” screen in ALFA.

Current Delinquency Status
If the Current Delinquency Status stated in the Data File did not agree to the Current Delinquency Status listed on the “Delinquency Summary” screen in ALFA, we were instructed by the Company to calculate the number of days delinquent as the difference between the Cutoff Date and the last invoiced date in October 2020 listed on the “Invoices & Receipts” screen in ALFA.